Share Purchase/Sale Agreement
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                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT made the 28th day of November, 2013

BETWEEN:

C.A.B. Financial Services Ltd and Chris Bunka (together, "CAB")
156 Valleyview Road
Kelowna BC V1X

and

WESTERN STANDARD ENERGY CORP. ("Western")
302-1912 Enterprise Way
Kelowna, BC V1V 9S9

WHEREAS:

A. CAB is the owner of the Forty One Percent (41%) of the capital stock, namely 4,500,100 shares of PRO ECO ENERGY LTD. (the "Pro Eco Shares");

B. CAB has agreed to exchange all of its right, title, and interest in and to the Pro Eco Shares in exchange for Four Million Common Shares of Western (the "Western Shares") on the terms and conditions set out in this Agreement.

NOW THEREFORE, in consideration of ten ($10.00) dollars and other good and valuable consideration now paid by each of the parties to the other (the receipt and sufficiency of which is acknowledged) and of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

1.   PURCHASE AND SALE

1.1 CAB agrees to transfer to Western all of its right, title, and interest in and to the Pro Eco Shares and Western agrees to issue to CAB the Western Shares, each of which is to occur within 96 hours of signing this agreement and the share exchange to occur simultaneously at a mutually agreeable location.

2.   CAB'S REPRESENTATIONS AND WARRANTIES

2.1 CAB represents and warrants to Western, with the intent that Western shall rely on such in entering into this Agreement, that as of the date of the Agreement (unless otherwise specified) and the Closing Date (unless this Agreement is earlier terminated):

     (a)  CAB is the registered and beneficial owner of the Pro Eco Shares;

     (b) on the Closing Date CAB will have no indebtedness to any person, business, company, or governmental authority which by operation of law or otherwise then constitutes a lien, charge or encumbrance on the Pro Eco Shares;
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     (c)  there is no claim or litigation pending against the Pro Eco Shares;

     (d) CAB is a business located within Canada within the meaning of the Income Tax Act (Canada).

     (e) all current assets and liabilities of Pro Eco Energy Ltd. will remain as stated in the Financial Statements attached hereto as Schedule "B".

     (f) to the best of the CAB's knowledge all current assets of the Company will remain the property of the Company and CAB will take no actions to remove or agree to the removal of any assets from the Company.

3.   WESTERN'S REPRESENTATIONS AND WARRANTIES

3.1 Western represents and warrants to CAB, with the intent that CAB shall rely on such in entering into this Agreement, that as of the date of the Agreement (unless otherwise specified) and the Closing Date (unless this Agreement is earlier terminated):

     (a) Western is authorized to issue the Western Shares as newly issued treasury shares;

     (b) Western shall not authorize nor effect any share consolidation during the period that is 15 months from the Closing Date;

     (c) Western shall not authorize nor effect any increase in its authorized share capital beyond the existing 200,000,000 during the period that is 15 months from the Closing Date;

     (d) Western shall use all best efforts to submit all required filings such as Forms 10Q and Form 8K and others, to the Securities and Exchange Commission and to maintain all required filings from time to time to remain in good standing and current.

4.   TITLE TO THE PURCHASED SHARES

On the Closing Date, CAB shall have good and marketable title to the Pro Eco Shares free and clear of all liens, charges, and encumbrances except for the Permitted Encumbrances;

5.   SHARES

CAB owns the Pro Eco Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances whatsoever. CAB has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and
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ownership of the Pro Eco Shares to Western.  No person,  firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Pro Eco Shares.

6.   SURVIVAL OF CAB'S REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in paragraph shall survive the Closing Date and shall continue in full force and effect for the benefit of Western after the Closing Date notwithstanding any independent inquiry or investigation by Western or the waiver by Western of any conditions.

7.   CAB'S INDEMNITY

7.1 CAB will indemnify Western against, and save it harmless from, any loss, cost or damage of any nature whatsoever sustained by Western directly or indirectly by reason of a breach or inaccuracy of any of the warranties or representations.

7.2 CAB acknowledges and agrees that Western has entered into this Agreement relying on such warranties and representations and the other warranties, representations, terms and conditions set out in this Agreement.

8.   WESTERN'S INDEMNITY

8.1 Western will indemnify CAB against, and save it harmless from, any loss, cost or damage of any nature whatsoever sustained by Western directly or indirectly by reason of a breach or inaccuracy of any of the warranties or representations.

8.2 Western acknowledges and agrees that CAB has entered into this Agreement relying on such warranties and representations and the other warranties, representations, terms and conditions set out in this Agreement.

9.   WESTERN'S REPRESENTATIONS AND WARRANTIES

9.1 Western hereby represents and warrants as representations and warranties that will be true as of the Closing Date as follows:

     (a) Western is a body corporate duly incorporated and existing under the laws of the State of Nevada and duly qualified to purchase and own the Pro Eco Shares and Western has full power, authority and capacity to enter into this Agreement and carry out the transactions contemplated herein;

     (b) there is no action or proceeding pending or to Western's knowledge threatened against Western before any court, arbiter, arbitration panel, administrative tribunal or agency which, if decided adversely to Western, might materially affect Western's ability to perform its obligations hereunder; and
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(c)               neither   Western   entering  into  this   Agreement  nor  the
                  performance of its terms will result in the breach of or constitute a default under any term or provision of any indenture, mortgage, deed of trust or other agreement to which Western is bound or subject.

10.  COVENANTS

10.1 Not Applicable.

11.  SURVIVAL OF COVENANTS

Not Applicable.

12.  CLOSING PROCEDURE

This  Agreement  will  complete on or before  NOVEMBER  30,  2013 (the  "Closing
Date").

13.  VENDOR' DOCUMENTS

Prior to the Closing Date, CAB shall deliver to Western the following:

     (a) share certificates representing the Pro Eco Shares duly endorsed for transfer;

     (b) such other documents and assurances as may be reasonably required by Western to give full effect to the intent and meaning of this Agreement;

     (c) a statutory declaration sworn by CAB certifying, to the best of their knowledge, information and belief (after due enquiry) that the representations and warranties of CAB set forth in paragraph 2.1 hereof are true and correct as of the Closing Date;

14.  MISCELLANEOUS

Time shall be of the essence of this agreement and the transactions contemplated in this Agreement notwithstanding the extension of any of the dates under this Agreement. The parties agree to Sign all other agreement necessary to implement this agreement and to make it binding.

15.  TENDER

Any tender of documents or money may be made upon the party being tendered or upon its solicitors, and money may be tendered by certified cheque, solicitor's trust cheque, or bank draft.
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16.  NOTICE

Any notice required or permitted to be given under this Agreement shall be sufficiently given if delivered personally or if sent by prepaid registered mail as follows:

to Western at:
302-1912 Enterprise Way
Kelowna, BC V1V 9S9

to CAB at:
156 Valleyview Rd
Kelowna BC V1X

provided that any party shall be entitled to designate another address by giving notice of it to the other party in accordance with the terms of this Agreement. Any notice so mailed shall be deemed to have been received, except during a period of interruption of normal postal service, on the fourth business day following the date of mailing in Kelowna, B.C.

17.  FURTHER ASSURANCES

Each of the parties shall, at the expense of the other party, execute and deliver all such further documents and do such further acts and things as the other party may reasonably request from time to time to give full effect to this Agreement.

18.  PAYMENT OF FEES

Each party shall pay its own legal fees.

19.  BINDING EFFECT

This Agreement shall enure to the benefit of and be binding upon the parties, their respective heirs, executors, administrators, and other legal representatives and, to the extent permitted in this Agreement, their respective successors and assigns.

20.  APPLICABLE LAW

This Agreement shall be interpreted in accordance with the laws of British Columbia and the laws of Canada applicable in British Columbia.

21.  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and contains all of the representations, warranties, covenants and agreements of the respective parties, and may not be amended or modified except by an instrument in writing executed by all parties. This Agreement supersedes all prior agreements, memoranda, and negotiations between the parties.
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22.  SCHEDULES

The Schedules attached to this Agreement form part of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

WESTERN STANDARD ENERGY CORP.


/s/ Dallas Gray
----------------------------------------

Dallas Gray, President

CHRIS BUNKA


/s/ Chris Bunka
----------------------------------------

C.A.B. FINANCIAL SERVICES LTD.


/s/ C.A.B. Financial Services Ltd.
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                                   SCHEDULE A




                          Share Purchase/Sale Agreement
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                                   SCHEDULE B



                          Share Purchase/Sale Agreement
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